SEMI ANNUAL REPORT
[GLOBAL MAP GRAPHIC]
FEBRUARY 29, 2000

TEMPLETON CAPITAL
ACCUMULATOR FUND, INC.

[LOGO]

[GRAPHIC - CELEBRATING 50 YEARS]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO - GARY P. MOTYL]

GARY P. MOTYL
Portfolio Manager
Templeton Capital Accumulator
Fund, Inc.



WE'RE ON THE WEB  --

Now you can access online information about your fund, including this shareholder report. Find our Web site at www.franklintempleton.com, your online resource for fund literature, prices and performance, investor information and around-the-clock account services.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Capital Accumulator Fund seeks long-term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report of Templeton Capital Accumulator Fund, which covers the six months ended February 29, 2000, a period of extreme volatility for global financial markets. During this time, the U.S. economy surged ahead at its fastest pace in more than three years as employment and corporate profits rose, and the U.S. Federal Reserve Board (the Fed) raised short term interest rates three times in an attempt to head off future inflation. The widely anticipated Y2K problem proved to be a non-event, and by the end of 1999 the Dow Jones Industrial Average (the Dow)1 posted a 25% one-year gain, while

All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 8.

1. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip (NYSE) stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25% of the NYSE market capitalization.


CONTENTS

Shareholder Letter            1

Performance Summary           6

Financial Highlights &
Statement of Investments      7

Financial Statements         14

Notes to Financial
Statements                   17

[PYRAMID CHART]




Geographic Distribution
Based on Total Net Assets
2/29/00

[VERTICAL PIE CHART]

European Stocks          44.0%
North American stocks    24.2%
Asian Stocks             16.0%
Latin American Stocks     8.8%
Australian & New Zealand Stocks    4.1%
Short-Term Investments & Other Net Assets    2.9%


the technology-laden Nasdaq(R) Composite Index (2) climbed to a record-breaking 4069 - an increase of more than 86% over the course of the year.

In early January, Fed Chairman Alan Greenspan warned that he might raise interest rates to dampen red-hot economic growth. By January 25, the Dow was trading below 10000, a drop of more than 14% since the first of the year. The Nasdaq fared better as many investors flocked to technology stocks, which they apparently believed would not be hurt by rising interest rates. On February 29, the Dow closed at 10128, representing a decline of 5.9% for the reporting period, while the divergent Nasdaq stood at 4697 after a rise of 71.6% over the six-month period. Elsewhere, many European economies strengthened significantly, while Japan and the Pacific Rim continued their struggle to sustain an economic recovery.

Within this environment, Templeton Capital Accumulator Fund provided an 11.2% six-month cumulative total return, as shown in the Performance Summary on page
6. The Morgan Stanley Capital International All Country (MSCI(R) AC) World Free Index, (3) the Fund's benchmark, provided a 9.5% cumulative total return for the same period.

During the reporting period, we attempted to take advantage of the market's extreme volatility by increasing our buy and sell activity. Overall, our Latin American equity holdings decreased from 9.7% of total net assets to 8.8%. In Brazil, rising equity prices caused several of our holdings to reach valuation targets,

2. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The Index is market-value weighted and includes over 5,000 companies (as of 2/29/00).

3. The Morgan Stanley Capital International -- All Country (MSCI AC) World Free Index measures the performance of securities located in 48 countries including emerging markets in Latin America, Asia, and Eastern Europe. Securities are based on those that are legally and practically available to foreign investors. It is a capitalization-weighted index.




2

and we sold many of the telecommunication stocks acquired from the split-up of Telebras (Telecomunicacoes Brasileiras) for a gain. Our European investments also decreased slightly, from 45.5% to 44.0%. In Europe, we took advantage of the continuing strength in Nokia, a leading telecom equipment manufacturer based in Finland, to again reduce our position in that stock at a profit.

We also made several additions to the portfolio during the six months under review. In the U.S., we purchased SBC Communications, the large U.S. regional telecom company that also has interests in Telefonos de Mexico (TelMex). In our opinion, SBC has a strong management team and is well positioned to grow earnings over the long term. We also established a position in Albertson's, a major food retailer whose stock had been under pressure because of investor concerns about its acquisition of American Stores, and the possible impact of competing Internet food retailers. However, we felt these concerns were exaggerated and believed the stock offered good value. Another new addition to the portfolio was South Korean-based Hyundai Electronics Industries, a global leader in the manufacture of computer chips. We expect long-term demand for computer chips to continue to rise, and think this is one of the best value stocks in the technology sector.

Looking forward, we are optimistic about the long-term outlook for equity investing. The concept of shareholder value as a core management goal is being adopted by more and more companies around the world. Merger and acquisition activity is increasing, as firms across all industry groups recognize the


  TOP 10 INDUSTRIES
  2/29/00

                              % OF TOTAL
  INDUSTRY                     NET ASSETS
  ---------------------------------------
  Telecommunications             21.5%
  Banking                        10.6%
  Insurance                       5.6%
  Electrical & Electronics        5.2%
  Health & Personal Care          5.1%
  Financial Services              4.4%
  Energy Sources                  3.9%
  Transportation                  3.5%
  Data Processing &
  Reproduction                    3.3%
  Multi-Industry                  3.3%



                                                                              3

  TOP 10 EQUITY HOLDINGS
  2/29/00

  COMPANY                           % OF TOTAL
  INDUSTRY, COUNTRY                 NET ASSETS
  --------------------------------------------
  3Com Corp.
  Data Processing &
  Reproduction, United States             2.6%

  Nortel Networks Corp.
  Telecommunications, Canada              2.3%

  Skandia Foersaekrings AB
  Insurance, Sweden                       2.1%

  Koninklijke Philips
  Electronics NV
  Electrical & Electronics,
  Netherlands                             1.9%

  Telefonos de Mexico SA
  (TelMex), ADR
  Telecommunications, Mexico              1.8%

  Total Fina SA, B
  Energy Sources, France                  1.6%

  Nokia Corp., A
  Telecommunications, Finland             1.5%

  Telecom Italia SpA
  Telecommunications, Italy               1.5%

  Telefonica SA
  Telecommunications, Spain               1.3%

  Sony Corp.
  Appliances &
  Household Durables, Japan               1.3%


need to produce, source or sell their products globally. Meanwhile, pension reform and deregulation of financial markets are opening new opportunities for investors and companies. We believe these are powerful forces which may have a positive impact for shareholders in the future.

While we expect the high volatility that characterized the market during the reporting period to continue, we currently like the composition of the Fund's portfolio. Elevated equity prices in many parts of the world have made it more challenging to identify bargain-priced stocks. However, we believe worthwhile opportunities should become available as industries and individual companies stumble and fall temporarily out of favor with investors. We remain committed to our disciplined investment process, and as others scramble to pay high prices for "hot" stocks, we shall continue to search diligently for shares selling well below what we perceive as their intrinsic value and long-term potential.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in countries where the Fund invests, as well as market and currency volatility. Emerging market securities entail heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the


4

consequences of severe market corrections. For example, Hong Kong's equity market has increased 1,322% in the last 15 years, but has suffered 6 declines of more than 15% during that time.4 The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Capital Accumulator Fund and welcome your comments and suggestions.

Sincerely,




/S/ Gary P. Motyl, CFA
----------------------
Gary P. Motyl, CFA
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.

4. Source: Bloomberg, Hang Seng Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities, and Properties.

Hong Kong reverted to the sovereignty of China on July 1, 1997.

This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

                                                                               5



1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

Calculations do not include the effect of paying sales charges applicable to purchases of Fund shares through Templeton Capital Accumulator Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges.

Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

SIX-MONTH PERFORMANCE SUMMARY
AS OF 2/29/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PERFORMANCE

Six-Month Total Return                11.20%
Net Asset Value (NAV)                 $12.74 (2/29/00)         $12.11 (8/31/99)
Change in NAV                         +$0.63
Distributions (9/1/99-2/29/00)        Dividend Income          $0.1496
                                      Short-Term Capital Gain  $0.1368
                                      Long-Term Capital Gain   $0.3486
                                      --------------------------------
                                      TOTAL                    $0.6350

ADDITIONAL PERFORMANCE
AS OF 3/31/00

                                                         INCEPTION
                                        1-YEAR   5-YEAR  (3/1/91)
----------------------------------------------------------------
Cumulative Total Return(1)              27.89%  114.68%   251.92%
Average Annual Total Return(2)          27.89%   16.51%    15.00%
Value of $10,000 Investment(3)         $12,789  $21,468   $35,192

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

6


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights

                                               SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                               FEBRUARY 29, 2000    -------------------------------------------------------
                                                 (UNAUDITED)++       1999++       1998        1997        1996       1995
                                               ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.......          $12.11            $9.69      $10.97       $9.08       $7.97      $8.10
                                               ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income.....................             .02              .18         .18         .18         .19        .14
 Net realized and unrealized gains
   (losses)................................            1.25             2.78       (1.00)       2.03        1.10        .12
                                               ----------------------------------------------------------------------------
Total from investment operations...........            1.27             2.96        (.82)       2.21        1.29        .26
                                               ----------------------------------------------------------------------------
Less distributions from:
 Net investment income.....................            (.15)            (.18)       (.18)       (.18)       (.15)      (.10)
 Net realized gains........................            (.49)            (.36)       (.28)       (.14)       (.03)      (.29)
                                               ----------------------------------------------------------------------------
Total distributions........................            (.64)            (.54)       (.46)       (.32)       (.18)      (.39)
                                               ----------------------------------------------------------------------------
Net asset value, end of period.............          $12.74           $12.11       $9.69      $10.97       $9.08      $7.97
                                               ============================================================================
Total Return*..............................          11.20%           32.01%       (7.87)%    25.06%      16.50%      3.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..........        $340,414         $291,136    $191,913    $172,683    $108,019    $65,538
Ratios to average net assets:
 Expenses..................................           1.05%**          1.11%       1.00%       1.00%       1.00%      1.00%
 Expenses, excluding waiver and payments by
   affiliate...............................           1.05%**          1.11%       1.09%       1.13%       1.16%      1.34%
 Net investment income.....................            .37%**          1.60%       1.77%       2.00%       2.56%      2.37%
Portfolio turnover rate....................           7.93%           13.96%      11.92%       7.43%      11.08%     12.91%

*Total return is not annualized.
**Annualized.
+Per share amounts for all periods prior to August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.
++Based on average weighted shares outstanding.


                       See Notes to Financial Statements.
                                                                               7



TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 93.7%
AEROSPACE & MILITARY TECHNOLOGY 1.3%
BAE Systems Plc. ...........................................    United Kingdom        302,910     $  1,495,542
Boeing Co. .................................................    United States          28,500        1,050,938
Raytheon Co., A.............................................    United States          92,000        1,822,750
                                                                                                  ------------
                                                                                                     4,369,230
                                                                                                  ------------
APPLIANCES & HOUSEHOLD DURABLES 3.0%
Electrolux AB, B............................................        Sweden            111,250        2,093,789
Fisher & Paykel Ltd. .......................................     New Zealand          450,200        1,366,356
Guangdong Kelon Electrical Holdings. Ltd., H................        China           2,000,000          976,512
Sony Corp. .................................................        Japan              14,600        4,319,330
*Windmere-Durable Holdings Inc. ............................    United States          90,000        1,350,000
                                                                                                  ------------
                                                                                                    10,105,987
                                                                                                  ------------
AUTOMOBILES 3.2%
Fiat SpA....................................................        Italy              43,750        1,334,373
Ford Motor Co. .............................................    United States          24,000          999,000
General Motors Corp. .......................................    United States          25,000        1,901,563
Superior Industries International Inc. .....................    United States         113,000        2,697,875
Volkswagen AG...............................................       Germany             47,000        1,914,046
Volvo AB, B.................................................        Sweden             90,000        2,119,881
                                                                                                  ------------
                                                                                                    10,966,738
                                                                                                  ------------
BANKING 9.6%
ABN Amro Holding NV.........................................     Netherlands           60,000        1,241,949
Australia & New Zealand Banking Group Ltd. .................      Australia           200,000        1,229,526
*Banca Nazionale del Lavoro SpA.............................        Italy             725,000        2,587,466
Banco Bradesco SA, ADR......................................        Brazil            300,000        2,154,846
Bank Austria AG.............................................       Austria             34,700        1,510,017
Bank Handlowy W Warszawie SA, GDR, 144A.....................        Poland             80,000        1,158,000
Bank of America Corp. ......................................    United States          50,600        2,330,763
Bankinter SA................................................        Spain              45,000        2,839,875
Banque Nationale de Paris...................................        France             28,000        2,210,477
BPI-SGPS SA.................................................       Portugal           125,855          467,705
Credicorp Ltd. .............................................         Peru             157,900        1,934,275
DBS Group Holdings Ltd. ....................................      Singapore           348,900        4,311,406
Foreningssparbanken AB, A...................................        Sweden            205,200        2,598,061
*Kookmin Bank...............................................     South Korea          125,344        1,396,276
*Nordic Baltic Holding AB, cvt. ............................       Finland            612,000        3,270,081
*Philippine National Bank...................................     Philippines          117,383          189,050
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand         1,200,000        1,133,412
                                                                                                  ------------
                                                                                                    32,563,185
                                                                                                  ------------
BROADCASTING & PUBLISHING .6%
Wolters Kluwer NV...........................................     Netherlands           60,000        2,137,885
                                                                                                  ------------

 8

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUILDING MATERIALS & COMPONENTS 1.0%
Pioneer International Ltd. .................................      Australia           675,815     $  1,801,321
Svedala Industri, A.........................................        Sweden            100,000        1,460,021
                                                                                                  ------------
                                                                                                     3,261,342
                                                                                                  ------------
BUSINESS & PUBLIC SERVICES .3%
Lex Service Plc. ...........................................    United Kingdom        165,000          866,090
                                                                                                  ------------
CHEMICALS 1.9%
Akzo Nobel NV...............................................     Netherlands           30,000        1,155,590
BASF AG.....................................................       Germany             36,200        1,608,401
Bayer AG, Br. ..............................................       Germany             41,000        1,671,673
Great Lakes Chemical Corp. .................................    United States          22,000          639,375
Imperial Chemical Industries Plc. ..........................    United Kingdom        200,000        1,540,769
                                                                                                  ------------
                                                                                                     6,615,808
                                                                                                  ------------
DATA PROCESSING & REPRODUCTION 3.3%
*3Com Corp. ................................................    United States          89,500        8,771,000
Compaq Computer Corp. ......................................    United States         102,000        2,537,250
                                                                                                  ------------
                                                                                                    11,308,250
                                                                                                  ------------
ELECTRICAL & ELECTRONICS 5.2%
*ABB Ltd. ..................................................     Switzerland           10,568        1,124,323
Hitachi Ltd. ...............................................        Japan             165,000        2,251,468
*Hyundai Electronics Industries Co. ........................     South Korea          125,500        1,986,067
Koninklijke Philips Electronics NV..........................     Netherlands           34,904        6,460,343
Marconi Plc. ...............................................    United Kingdom        240,000        2,989,344
Matsushita Electric Industrial Co. Ltd. ....................        Japan              99,000        2,883,801
                                                                                                  ------------
                                                                                                    17,695,346
                                                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 1.4%
*Agilent Technologies Inc. .................................    United States          13,000        1,347,938
Intel Corp. ................................................    United States          32,000        3,616,000
                                                                                                  ------------
                                                                                                     4,963,938
                                                                                                  ------------
ENERGY EQUIPMENT & SERVICES 1.2%
Sunoco Inc. ................................................    United States          85,000        2,098,438
TransCanada PipeLines Ltd. .................................        Canada            279,276        1,905,467
                                                                                                  ------------
                                                                                                     4,003,905
                                                                                                  ------------
ENERGY SOURCES 3.9%
Lasmo Plc. .................................................    United Kingdom        900,000        1,342,647
Norsk Hydro ASA.............................................        Norway             27,000        1,005,841
Occidental Petroleum Corp. .................................    United States         115,000        1,847,188
*Renaissance Energy Ltd. ...................................        Canada            106,000          862,026

                                                                               9

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES (CONT.)
Shell Transport & Trading Co. Plc., ADR.....................    United Kingdom         65,000     $  2,701,563
Total Fina SA, B............................................        France             42,222        5,589,276
                                                                                                  ------------
                                                                                                    13,348,541
                                                                                                  ------------
FINANCIAL SERVICES 4.4%
AXA SA......................................................        France             21,257        2,670,709
ICICI Ltd. .................................................        India             582,498        2,173,787
*ICICI Ltd., ADR............................................        India             101,100        3,867,075
ING Groep NV................................................     Netherlands           32,500        1,643,320
Mutual Risk Management Ltd. ................................       Bermuda            100,000        1,375,000
Nomura Securities Co. Ltd. .................................        Japan             120,000        3,386,282
                                                                                                  ------------
                                                                                                    15,116,173
                                                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS .8%
Devro Plc. .................................................    United Kingdom        340,000          389,139
Kikkoman Corp. .............................................        Japan             150,000          876,610
Newell Rubbermaid Inc. .....................................    United States          62,500        1,445,313
                                                                                                  ------------
                                                                                                     2,711,062
                                                                                                  ------------
FOREST PRODUCTS & PAPER 2.4%
*Asia Pulp & Paper Co. Ltd., ADR............................      Indonesia            45,000          258,750
*Asia Pulp & Paper Co. Ltd., ADR, wts., 7/27/00.............      Indonesia             9,000            2,250
Boise Cascade Corp. ........................................    United States          24,000          715,500
*Fletcher Challenge Ltd. Forestry Division..................     New Zealand        1,770,000          481,326
Holmen Aktiebolag AB, B.....................................        Sweden             34,000          961,789
Jefferson Smurfit Group Plc. ...............................    United Kingdom        750,000        1,710,869
Mayr-Melnhof Karton AG......................................       Austria             11,000          604,492
*Shorewood Packaging Corp. .................................    United States          41,250          855,938
Stora Enso OYJ, R, (EUR/FIM Traded).........................       Finland            140,400        1,419,288
Stora Enso OYJ, R, (SEK Traded).............................       Finland            130,627        1,318,637
                                                                                                  ------------
                                                                                                     8,328,839
                                                                                                  ------------
HEALTH & PERSONAL CARE 5.1%
Abbott Laboratories.........................................    United States         100,000        3,275,000
Astrazeneca Plc. ...........................................    United Kingdom         26,906          891,547
Aventis SA..................................................        France             46,000        2,347,187
*CellTech Group Plc. .......................................    United Kingdom        163,200        3,442,027
Gehe AG.....................................................       Germany             61,750        1,932,121
Mayne Nickless Ltd., A......................................      Australia           445,000          863,616
Nycomed Amersham Plc. ......................................    United Kingdom        234,215        1,842,784
Pharmacia & Upjohn Inc. ....................................    United States          57,000        2,714,625
                                                                                                  ------------
                                                                                                    17,308,907
                                                                                                  ------------
INDUSTRIAL COMPONENTS .3%
Goodyear Tire & Rubber Co. .................................    United States          46,000        1,043,625
                                                                                                  ------------

 10

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE 5.6%
Ace Ltd. ...................................................       Bermuda             74,000     $  1,322,750
American International Group Inc. ..........................    United States          28,827        2,549,388
Muenchener Rueckversicherungs-Gesellschaft..................       Germany             12,600        3,523,958
Skandia Foersaekrings AB....................................        Sweden            175,000        7,166,077
Swiss Reinsurance Co. Zurich................................     Switzerland              605          972,555
XL Capital Ltd., A..........................................       Bermuda             30,000        1,213,135
Zurich Allied Plc. .........................................    United Kingdom        256,000        2,182,335
                                                                                                  ------------
                                                                                                    18,930,198
                                                                                                  ------------
MACHINERY & ENGINEERING 2.7%
CNH Global NV...............................................     Netherlands          124,800        1,380,600
IHC Caland NV...............................................     Netherlands           42,000        1,415,244
Invensys Plc. ..............................................    United Kingdom        302,643        1,390,309
Kvaerner ASA, A.............................................        Norway             24,000          414,854
SIG Schweizerische Industrie-Gesellschaft Holding...........     Switzerland            4,000        2,404,699
Tata Engineering & Locomotive Co., GDR, 144A................        India             210,000          913,500
VA Technologie AG, Br. .....................................       Austria             24,000        1,418,710
                                                                                                  ------------
                                                                                                     9,337,916
                                                                                                  ------------
MERCHANDISING 2.7%
Albertson's Inc. ...........................................    United States          76,000        1,862,000
Hudsons Bay Co. ............................................        Canada             90,000          852,860
Marks & Spencer Plc. .......................................    United Kingdom        436,000        1,577,915
Safeway Plc. ...............................................    United Kingdom        350,000          848,133
Storehouse..................................................    United Kingdom        655,000          460,139
Target Corp. ...............................................    United States          60,000        3,540,000
                                                                                                  ------------
                                                                                                     9,141,047
                                                                                                  ------------
METALS & MINING 1.2%
Industrias Penoles SA.......................................        Mexico            330,000          889,464
Pechiney SA, A..............................................        France             34,000        1,983,652
WMC Ltd. ...................................................      Australia           400,000        1,503,436
                                                                                                  ------------
                                                                                                     4,376,552
                                                                                                  ------------
MISC MATERIALS & COMMODITIES .5%
Golden Hope Plantations Bhd. ...............................       Malaysia         1,498,000        1,332,432
Unitor ASA..................................................        Norway             42,550          309,418
                                                                                                  ------------
                                                                                                     1,641,850
                                                                                                  ------------
MULTI-INDUSTRY 3.3%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           290,000        3,856,581
Foster Wheeler Corp. .......................................    United States         164,000          922,500
Hutchison Whampoa Ltd. .....................................      Hong Kong           201,500        3,158,632
Swire Pacific Ltd., A.......................................      Hong Kong           170,000          814,745

                                                                              11

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Swire Pacific Ltd., B.......................................      Hong Kong           100,000     $     64,887
Williams Plc. ..............................................    United Kingdom        600,000        2,495,856
                                                                                                  ------------
                                                                                                    11,313,201
                                                                                                  ------------
REAL ESTATE .7%
Equity Office Properties Trust..............................    United States          33,751          807,915
Inversiones Y Representacion SA.............................      Argentina           453,035        1,477,116
                                                                                                  ------------
                                                                                                     2,285,031
                                                                                                  ------------
TELECOMMUNICATIONS 20.2%
Alcatel SA..................................................        France             15,161        3,549,813
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong           215,000          777,644
British Telecommunications Plc. ............................    United Kingdom        174,000        3,038,030
*Cable & Wireless Optus Ltd., 144A..........................      Australia           712,000        2,824,790
Cia de Telecomunicaciones de Chile SA, ADR..................        Chile             189,725        3,794,500
Motorola Inc. ..............................................    United States          20,000        3,410,000
Nippon Telegraph & Telephone Corp. .........................        Japan                 200        2,767,284
Nokia Corp., A..............................................       Finland             26,300        5,241,314
Nortel Networks Corp. ......................................        Canada             70,800        7,894,200
Philippine Long Distance Telephone Co. .....................     Philippines           60,000        1,303,075
Portugal Telecom SA.........................................       Portugal           207,500        2,950,616
PT Indosat, ADR.............................................      Indonesia             9,600          172,200
SBC Communications Inc. ....................................    United States          87,000        3,306,000
Telecom Argentina Stet-France Telecom SA, ADR...............      Argentina            49,200        2,051,025
Telecom Italia SpA..........................................        Italy             297,100        5,221,539
Telefonica De Argentina SA, ADR.............................      Argentina            65,600        2,997,100
*Telefonica SA..............................................        Spain             154,500        4,440,040
Telefonos de Mexico SA (Telmex), ADR........................        Mexico             95,000        6,246,250
Videsh Sanchar Nigam Ltd. ..................................        India              50,000        2,556,794
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India             114,000        4,189,500
                                                                                                  ------------
                                                                                                    68,731,714
                                                                                                  ------------
TEXTILES & APPAREL 1.1%
Hugo Boss AG................................................       Germany             11,250        1,278,052
Kellwood Co. ...............................................    United States          60,500        1,020,938
Shaw Industries Inc. .......................................    United States         108,000        1,370,250
                                                                                                  ------------
                                                                                                     3,669,240
                                                                                                  ------------
TRANSPORTATION 3.5%
Airborne Freight Corp. .....................................    United States          95,000        1,757,500
Autostrade Concessioni e Costruzioni SpA, A.................        Italy             340,000        2,950,274
British Airways Plc. .......................................    United Kingdom        538,000        2,554,322
Burlington Northern Santa Fe Corp. .........................    United States         113,000        2,224,688

 12

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
Guangshen Railway Co. Ltd., ADR, H..........................        China             148,000     $    740,000
Stagecoach Holdings Plc. ...................................    United Kingdom      1,079,000        1,584,135
                                                                                                  ------------
                                                                                                    11,810,919
                                                                                                  ------------
UTILITIES ELECTRICAL & GAS 3.3%
British Energy Ltd. ........................................    United Kingdom        291,145        1,109,977
Endesa SA...................................................        Spain              49,200        1,040,661
Evn AG......................................................       Austria              4,030          430,667
Gener SA, ADR...............................................        Chile              45,000          697,500
Guangdong Electric Power Development Co Ltd., B,............        China           1,365,000          615,607
Iberdrola SA, Br. ..........................................        Spain             135,000        1,693,527
*Korea Electric Power Corp. ................................     South Korea           45,470        1,137,649
Public Service Co. of New Mexico............................    United States          70,000        1,076,250
Veba AG.....................................................       Germany             75,000        3,328,694
                                                                                                  ------------
                                                                                                    11,130,532
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $228,328,819).....................                                       319,083,051
                                                                                                  ------------
PREFERRED STOCKS 3.4%
Banco Itau SA, pfd. ........................................        Brazil         44,000,000        3,493,642
Embratel Participacoes SA, ADR, pfd. .......................        Brazil             65,127        1,563,048
News Corp. Ltd., pfd. ......................................      Australia           312,000        3,904,527
Telecomunicacoes de Sao Paulo SA, ADR, pfd. ................        Brazil             80,127        2,739,342
                                                                                                  ------------
TOTAL PREFERRED STOCKS (COST $6,866,230)....................                                        11,700,559
                                                                                                  ------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                  -----------
SHORT TERM INVESTMENTS (COST $10,406,717) 3.1%
U.S. Treasury Bills, 5.055% to 5.710%, with maturities to
  5/25/00...................................................    United States     $10,515,000       10,405,557
                                                                                                  ------------
TOTAL INVESTMENTS (COST $245,601,766) 100.2%................                                       341,189,167
OTHER ASSETS, LESS LIABILITIES (.2%)........................                                          (775,557)
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $340,413,610
                                                                                                  ============

*Non-income producing.
**Securities denominated in U.S. dollars.


                       See Notes to Financial Statements.
                                                                              13


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $245,601,766)....    $341,189,167
 Receivables:
  Investment securities sold................................          59,236
  Capital shares sold.......................................          66,853
  Dividends and interest....................................         595,115
                                                                ------------
      Total assets..........................................     341,910,371
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         481,505
  Capital shares redeemed...................................         140,946
  To affiliates.............................................         243,485
 Funds advanced by custodian................................         212,535
 Deferred tax liability (Note 1e)...........................         287,628
 Accrued expenses...........................................         130,662
                                                                ------------
      Total liabilities.....................................       1,496,761
                                                                ------------
Net assets, at value........................................    $340,413,610
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    197,993
 Net unrealized appreciation................................      95,299,773
 Accumulated net realized loss..............................      (1,239,643)
 Capital shares.............................................     246,155,487
                                                                ------------
Net assets, at value........................................    $340,413,610
                                                                ============
Net asset value per share ($340,413,610 / 26,713,473 shares
 outstanding)...............................................          $12.74
                                                                ============

                       See Notes to Financial Statements.
 14


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $122,622)
 Dividends..................................................    $ 1,704,902
 Interest...................................................        526,431
                                                                -----------
      Total investment income...............................                   $ 2,231,333
Expenses:
 Management fees (Note 3)...................................      1,184,192
 Administrative fees (Note 3)...............................        228,072
 Custodian fees.............................................         52,300
 Reports to shareholders....................................        120,700
 Registration and filing fees...............................         31,800
 Professional fees..........................................         24,000
 Directors' fees and expenses...............................          9,900
 Other......................................................          3,955
                                                                -----------
      Total expenses........................................                     1,654,919
                                                                               -----------
            Net investment income...........................                       576,414
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (1,236,740)
  Foreign currency transactions.............................         (2,709)
                                                                -----------
      Net realized loss.....................................                    (1,239,449)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     34,897,011
  Deferred taxes (Note 1e)..................................       (287,628)
                                                                -----------
      Net unrealized appreciation...........................                    34,609,383
                                                                               -----------
Net realized and unrealized gain............................                    33,369,934
                                                                               -----------
Net increase in net assets resulting from operations........                   $33,946,348
                                                                               ===========

                       See Notes to Financial Statements.
                                                                              15


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 29, 2000         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1999
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $    576,414           $  4,024,813
  Net realized gain (loss) from investments and foreign
   currency transactions....................................        (1,239,449)            12,040,823
  Net unrealized appreciation on investments and deferred
   taxes....................................................        34,609,383             50,479,478
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....        33,946,348             66,545,114

 Distributions to shareholders from:
  Net investment income.....................................        (3,711,941)            (3,754,352)
  Net realized gains........................................       (11,927,083)            (7,440,093)

 Capital share transactions (Note 2)........................        30,970,499             43,872,046
                                                                ---------------------------------------
    Net increase in net assets..............................        49,277,823             99,222,715

Net assets:
 Beginning of period........................................       291,135,787            191,913,072
                                                                ---------------------------------------
 End of period..............................................      $340,413,610           $291,135,787
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................      $    197,993           $  3,333,520
                                                                =======================================

                       See Notes to Financial Statements.
 16


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              17

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriation from countries that impose such taxes.

2. CAPITAL STOCK

At February 29, 2000, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 FEBRUARY 29, 2000                   AUGUST 31, 1999
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
Shares sold................................................   2,807,703    $ 34,106,206          5,135,078    $ 56,136,687
Shares issued on reinvestment of distributions.............   1,376,536      15,345,940          1,158,746      11,145,979
Shares redeemed............................................  (1,507,016)    (18,481,647)        (2,071,924)    (23,410,620)
                                                             -------------------------------------------------------------
Net increase...............................................   2,677,223    $ 30,970,499          4,221,900    $ 43,872,046
                                                             =============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

 18

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At February 29, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

     Unrealized appreciation................................  $128,527,180
     Unrealized depreciation................................  (32,939,779)
                                                              ------------
     Net unrealized appreciation............................  $ 95,587,401
                                                              ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000 aggregated $45,747,204 and $23,528,494, respectively.

                                                                              19



SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Capital Accumulator Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLCAP S00 04/00              [RECYCLE GRAPHIC] Printed on recycled paper